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                                                                   EXHIBIT 10.23

                        AMENDMENT TO EMPLOYMENT AGREEMENT

          This Amendment to the employment agreement (the "Employment Agreement") entered into as of November 1, 2000 by and between Telemundo Communications Group, Inc., a Delaware corporation (the "Company"), and Vincent
L. Sadusky ("Executive") is entered into as of October 8, 2001 and is effective as of the date hereof.

          WHEREAS, Executive and the Company entered into an employment agreement ("Employment Agreement") effective as of November 1, 2000; and

          WHEREAS, Executive and Company desire to eliminate a provision of the Employment Agreement that provides for a special bonus, which was erroneously included in the Employment Agreement.

          NOW, THEREFORE, the following amendment to the Employment Agreement is hereby approved:

          Section 3(c) is deleted in its entirety.

          Section 3(d) is re-labeled Section 3(c).

          This Amendment to the Employment Agreement may be signed in counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

          IN WITNESS WHEREOF, we have hereunto set our respective hands this 8th day of October, 2001.

                                             TELEMUNDO COMMUNICATIONS GROUP,
                                             INC.



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                                             By:



                                             VINCENT L. SADUSKY




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